                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          -------------------------


                                 FORM 8-K/A



                                CURRENT REPORT




                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 30, 1996


                               G&L REALTY CORP.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            MARYLAND                      1-12566             95-4449388
  (State or other jurisdiction of    (Commission File      (I.R.S. Employer
  incorporation or organization)            Number)       Identification No.)




            439 N. BEDFORD DRIVE
          BEVERLY HILLS, CALIFORNIA                     90210
   (Address of Principal Executive Offices)           (Zip Code)





      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 273-9930

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

       On August 30, 1996, G&L Medical Partnership, L.P. acquired the property located at 436 North Bedford Drive in Beverly Hills, California (the "Property") for approximately $18.1 million funded by a $15.2 million loan from Nomura Asset Capital Corporation, $2.65 million in cash (of which approximately $1.8 million was drawn against the Company's credit line) and an assumption of obligations totaling $260,000. The Property consists of a three story medical office building totaling 78,799 square feet of net rentable area and a 100,000 square foot parking garage. As of August 30, 1996, the Property was 98.4% leased with an effective average annual rent of $38.90 per square foot. The Property was purchased from Loan Asset Structured Trust I, a Delaware trust (the "Seller"), an affiliate of Nomura Asset Capital Corporation. The Seller is not affiliated with the Company, any director or officer of the Company, or any associate of any such director or officer.

       G&L Realty Corp. (the "Company") controls G&L Medical Partnership, L.P., a Delaware limited partnership (the "Medical Partnership"), through its wholly owned subsidiary G&L Medical, Inc., a Delaware corporation, which is the sole general partner and 1% owner of the Medical Partnership. The sole limited partner and 99% owner of the Medical Partnership is G&L Realty Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"). The Company owns approximately 90% and is the sole general partner of the Operating Partnership.

        The Property, originally owned by the Operating Partnership, was subject to a $28.5 million non-recourse loan (the "Loan"). The loan came due in August 1995, at which time the Company's management estimated that the value of the Property was less than the amount of the Loan and began discussions with the lender regarding a possible loan restructure. On May 24, 1996, ownership of the Property was transferred to the Seller, which held the $28.5 million lien on the Property, in satisfaction of the Loan. Pursuant to the terms of the transaction, the Operating Partnership funded the security deposit obligations, paid $250,000 for a right of first refusal in the event the Seller sought to sell the Property, and was retained to manage the Property. On August 30, 1996, the Company, through the Medical Partnership, reacquired the Property from the Seller.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(A)     FINANCIAL STATEMENTS

        Financial Statements for the acquired property are included on pages 5 through 7 of this report.

(B)     PRO FORMA FINANCIAL INFORMATION

        Pro Forma Financial Information is presented on pages 8 through 14 of this report.

(C)     EXHIBITS

        *10.36 Agreement of Purchase and Sale by and between Loan Asset Structured Trust I, a Delaware trust ("Seller") and G&L Medical Partnership, L.P., a Delaware limited partnership ("Buyer"), dated August 29, 1996.

        *10.37 Grant Deed in which Loan Asset Structured Trust I, a Delaware trust ("Grantor"), grants certain real property to G&L Medical Partnership, L.P., a Delaware limited partnership ("Grantee"), recorded August 30, 1996.

        --------------------
        * Previously filed.

                         INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
G&L Realty Corp.:

     We have audited the accompanying statement of revenues and certain operating expenses of 436 North Bedford Drive (the "Property") for the year ended December 31, 1995. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the current report on Form 8-K of G&L Realty Corp. (described in Note 1) and is not intended to be a complete presentation of the Property's revenues and operating expenses.

     In our opinion, the financial statement presents fairly, in all material respects, the revenues and certain operating expenses of the Property for the year ended December 31, 1995 in conformity with generally accepted accounting principles.




Los Angeles, California
September 20, 1996

                            436 NORTH BEDFORD DRIVE

             STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

                                        YEAR ENDED          SIX-MONTHS ENDED
                                     DECEMBER 31, 1995       JUNE 30, 1996
                                                               (UNAUDITED)
                                     -----------------      -----------------
REVENUES:
   Rental                                  $3,094,437            $1,460,134
   Tenant reimbursements                      112,648                52,124
   Parking                                    445,753               209,729
   Other                                       23,092                 1,622
                                           ----------            ----------
      Total revenues                        3,675,930             1,723,609
CERTAIN OPERATING EXPENSES                    975,153               489,101
                                           ----------            ----------
REVENUES IN EXCESS OF CERTAIN
  OPERATING EXPENSES                       $2,700,777            $1,234,508
                                           ==========            ==========

See accompanying Note to Statements of Revenues and Certain Operating Expenses

                            436 NORTH BEDFORD DRIVE
         NOTE TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

     YEAR ENDED DECEMBER 31, 1995 AND SIX-MONTH PERIOD ENDED JUNE 30, 1996 (INFORMATION RELATING TO THE SIX-MONTH PERIOD ENDED JUNE 30, 1996 IS UNAUDITED)

1.   BASIS OF PRESENTATION

     The Property, consisting of a three story medical office building totaling 78,799 square feet of net rentable area and a 100,000 square foot parking garage located in Beverly Hills, California, was purchased by G&L Medical Partnership, L.P., a Delaware limited partnership (the "Medical Partnership"), from Loan Asset Structured Trust I, a Delaware trust (the "Seller"), on August 30, 1996 for approximately $18.1 million. G&L Realty Corp. (the "Company") controls the Medical Partnership through its wholly owned subsidiary G&L Medical, Inc., a Delaware corporation, which is the sole general partner and 1% owner of the Medical Partnership. The sole limited partner and 99% owner of the Medical Partnership is G&L Realty Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"). The Company owns approximately 90% and is the sole general partner of the Operating Partnership.

     The Property, originally owned by the Operating Partnership, was subject to a $28.5 million non-recourse loan (the "Loan"). The Loan came due in August 1995, at which time the Company's management estimated that the value of the Property was less than the amount of the Loan and began discussions with the lender regarding a possible loan restructure. On May 24, 1996, ownership of the Property was transferred to the Seller, which held the $28.5 million lien on the Property, in satisfaction of the Loan. Pursuant to the terms of the transaction, the Operating Partnership funded the security deposit obligations, paid $250,000 for a right of first refusal in the event the Seller sought to sell the Property, and was retained to manage the Property. On August 30, 1996, the Company, through the Medical Partnership, reacquired the Property from the Seller.

     The accompanying statements of revenues and certain operating expenses are based upon the actual amounts incurred by the Company prior to May 24, 1996 and the actual revenues and certain operating expenses incurred by the Seller between May 24, 1996 and June 30, 1996. Interest, depreciation and amortization not directly related to the future operations of the Property have been excluded in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. The Company is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Revenues and certain operating expenses for the two ownership periods in 1996 were as follows:

                            436 NORTH BEDFORD DRIVE

             STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

                                     JANUARY 1, 1996 TO   MAY 24, 1996 TO
                                         MAY 23, 1996      JUNE 30, 1996
                                         (UNAUDITED)        (UNAUDITED)
                                     ------------------   ----------------
REVENUES:
   Rental                                  $1,177,537         $282,597
   Tenant reimbursements                       42,570            9,554
   Parking                                    171,991           37,738
   Other                                        1,307              315
                                           ----------         --------
      Total revenues                        1,393,405          330,204
CERTAIN OPERATING EXPENSES                    383,681          105,420
                                           ----------         --------
REVENUES IN EXCESS OF CERTAIN
  OPERATING EXPENSES                       $1,009,724         $224,784
                                           ==========         ========

     The unaudited statement of revenues and certain operating expenses for the six-month period ended June 30, 1996 has been prepared in accordance with the Company's accounting policies. In the opinion of management, all adjustments and eliminations, consisting only of normal recurring adjustments, necessary to present fairly the statement of revenue and certain operating expenses of the Property for the six-month period ended June 30, 1996, have been included. The results of operations for this interim period are not necessarily indicative of the results for a full year.

                               G&L REALTY CORP.

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


     The pro forma financial statement information is based on the historical financial statements of the Company and should be read in conjunction with all of the financial statements previously filed by the Company with the Securities Exchange Commission including the Company's Form 10-Q and Form 10-K.

     The pro forma financial information is unaudited and is not necessarily indicative of the consolidated results which actually would have occurred if the transactions had been consummated on the dates described below, nor does it purport to represent the Company's financial position and results of operations for future periods.

     The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996 is presented as if the Property were acquired on June 30, 1996. The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1995 and the six-month period ended June 30, 1996 are presented as if the Property were acquired on January 1, 1995.

     The accompanying unaudited pro forma financial statements give effect to
(i) actual operating revenues and expenses for the year ended December 31, 1995 and the six-month period ended June 30, 1996 of the Property, (ii) the net adjustment resulting from reduced depreciation, elimination of amortization of deferred loan costs related to the previous ownership by G&L Realty Partnership, L.P. and the addition of amortization costs incurred in connection with acquisition financing costs, and (iii) elimination of interest expense on the $28.5 million mortgage loan previously secured by the Property and inclusion of the interest expense relating to the purchase money mortgage.

                               G&L REALTY CORP.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1996
                                  (UNAUDITED)

                                                            As Previously   Pro Forma      Pro Forma
                                                              Stated       Adjustments     Statement
                                                          -------------------------------------------
ASSETS
------
Rental properties:
 Land                                                     $ 14,055,674   $ 2,675,000     $ 16,730,674
 Buildings and improvements, net                            58,959,630    15,422,100       74,381,730
                                                          ------------   -----------     ------------
     Total rental properties                                73,015,304    18,097,100       91,112,404
Cash and cash equivalents                                    2,746,260       (75,300)       2,670,960
Accounts receivable, net                                       380,502                        380,502
Tenant rent and reimbursements receivable, net                 373,333                        373,333
Unbilled rent receivable, net                                1,324,214                      1,324,214
Mortgage loans and bonds receivable                         44,235,415                     44,235,415
Deferred charges and other assets, net                       6,084,085      (751,700)       5,332,385
                                                          ------------   -----------     ------------
      TOTAL ASSETS                                        $128,159,113   $17,270,100     $145,429,213
                                                          ============   ===========     ============
LIABILITIES AND STOCKHOLDERS EQUITY
-----------------------------------
Liabilities:
 Notes payable                                            $100,352,993   $17,000,000     $117,352,993
 Accounts payable and other liabilities                      2,183,496                      2,183,496
 Distributions payable                                       1,459,529                      1,459,529
 Tenant security deposits                                      785,943       270,100        1,056,043
                                                          ------------   -----------     ------------
      Total liabilities                                    104,781,961    17,270,100      122,052,061

Minority interest in consolidated partnership               (2,775,042)                    (2,775,042)
Minority interest in Operating Partnership                   3,170,000                      3,170,000
Stockholders' equity:
 Common shares - $.01 par value, 50,000,000 shares
       authorized, 4,062,500 shares issued and
       outstanding as of 3/31/96                                40,625                         40,625
Preferred shares - $.01 par value, 10,000,000 shares
 authorized, no shares issued and outstanding                        0                              0
Additional paid-in capital                                  23,710,054                     23,710,054
Net income in excess of distributions                         (768,485)                      (768,485)
                                                          ------------   -----------     ------------
       Total stockholders' equity                           22,982,194                     22,982,194
                                                          ------------   -----------     ------------
TOTAL LIABILITIES AND STOCKHOLDERS
EQUITY                                                    $128,159,113   $17,270,100     $145,429,213
                                                          ============   ===========     ============

See accompanying notes to Pro Forma Condensed Consolidated Financial Statements.

                               G&L REALTY CORP.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995


                                                              As Previously        Pro Forma        Pro Forma
                                                                 Stated           Adjustments       Statement
                                                              -----------------------------------------------
                                                               (Audited)          (Unaudited)      (Unaudited)

REVENUES:
  Rental                                                     $16,801,193                           $16,801,193
  Tenant reimbursements                                          731,860                               731,860
  Parking                                                      1,388,042                             1,388,042
  Interest, loan fees and related income                       1,834,558                             1,834,558
  Other                                                          651,884                               651,884
                                                             -----------          ----------       -----------
    Total revenues                                            21,407,537                            21,407,537
                                                             -----------          ----------       -----------
EXPENSES:
  Property operations                                          5,198,933                             5,198,933
  Earthquake costs (reimbursements)                             (133,162)                             (133,162)
  Depreciation and amortization                                4,047,277          (1,310,737)        2,736,540
                                                                                     416,700           416,700
  Interest                                                     6,372,002          (2,088,538)        4,283,464
                                                                                   1,435,300         1,435,300
  General and administrative                                   1,639,678                             1,639,678
                                                             -----------          ----------       -----------
    Total expenses                                            17,124,728          (1,547,275)       15,577,453
                                                             -----------          ----------       -----------
Income from operations                                         4,282,809           1,547,275         5,830,084

Minority interest in consolidated partnership                   (130,987)                             (130,987)
Minority interest in Operating Partnership                      (417,016)            (54,416)         (471,432)
                                                             -----------          ----------       -----------
Net income before extraordinary item                           3,734,806           1,492,859         5,227,665
Extraordinary item (net of minority interest)                   (393,401)                             (393,401)
                                                             -----------          ----------       -----------
Net income                                                   $ 3,341,405          $1,492,859       $ 4,834,264
                                                             ===========          ==========       ===========

Per share data:
  Net income before extraordinary item                       $      0.91                           $      1.03
  Extraordinary item                                               (0.09)                                (0.09)
                                                             -----------                           -----------
  Net income                                                 $      0.82                           $      0.94
                                                             ===========                           ===========
Weighted average number of outstanding shares                  4,090,769                             4,090,769



See accompanying notes to Pro Forma Condensed Consolidated Financial Statements.

                               G&L REALTY CORP.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                  (UNAUDITED)

                                                          As Previously           Pro Forma              Pro Forma
                                                             Stated              Adjustments             Statement
                                                          ---------------------------------------------------------
REVENUES:
   Rental                                                 $ 7,673,169           $   282,597             $ 7,955,766
   Tenant reimbursements                                      257,095                 9,554                 266,649
   Parking                                                    632,952                37,738                 670,690
   Interest, loan fees and related income                   3,271,221                                     3,271,221
   Other                                                      224,348                   315                 224,663
                                                          -----------           -----------             -----------
      Total revenues                                       12,058,785               330,204              12,388,989
                                                          -----------           -----------             -----------
EXPENSES:
   Property operations                                      2,463,932               105,420               2,569,352
   Depreciation and amortization                            1,657,335              (290,060)
                                                                                    208,500               1,575,775
   Interest                                                 4,296,703              (778,003)
                                                                                    717,700               4,236,400
   General and administrative                                 922,841                                       922,841
   Loss on disposition of rental property                   4,873,788            (4,873,788)
                                                          -----------           -----------             -----------
      Total expenses                                       14,214,599            (4,910,231)              9,304,368
                                                          -----------           -----------             -----------
Income (loss) from operations                              (2,155,814)            5,240,435               3,084,621

Minority interest in consolidated partnership                 (71,735)                                      (71,735)
Minority interest in Operating Partnership                    227,354              (533,173)               (305,819)
                                                          -----------           -----------             -----------
Net income (loss) before extraordinary gain                (2,000,195)            4,707,262               2,707,067
Extraordinary gain on retirement of debt                    9,310,730            (9,434,211)               (123,481)
                                                          -----------           -----------             -----------
Net income                                                $ 7,310,535           $(4,726,949)            $ 2,583,586
                                                          ===========           ===========             ===========


Per share data:
   Before extraordinary gain                              $     (0.49)                                  $      0.67
   Extraordinary gain                                            2.29                                         (0.03)
                                                          -----------                                   -----------
   Net income                                             $      1.80                                   $      0.64
                                                          ===========                                   ===========

Weighted average number of outstanding shares               4,062,470                                     4,062,470

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

                               G&L REALTY CORP.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)



1.   GENERAL


      G&L Realty Corp. (the "Company") was formed as a Maryland corporation on September 15, 1993 by Daniel M. Gottlieb and Steven D. Lebowitz to continue the ownership, management, acquisition and development operations of medical office buildings conducted previously by G&L Development, the Company's predecessor. All of the Company's assets are held by, and all of its operations are conducted through the following Delaware limited partnerships:

        G&L Realty Partnership, L.P. (the "Operating Partnership")
        G&L Financing Partnership, L.P. (the "Financing Partnership")
         (liquidated on August 17, 1995)
        G&L Realty Financing Partnership II, L.P. (the "Realty Financing
         Partnership")
        G&L Medical Partnership, L.P. (the "Medical Partnership")

      The Company, as the sole general partner and as owner of an approximately 90% ownership interest, controls the Operating Partnership. The Company controlled the Financing Partnership through its wholly owned subsidiary, G&L Financing, Inc., a Delaware corporation, which was the sole general partner and 1% owner of the Financing Partnership. The Operating Partnership was the sole limited partner and 99% owner of the Financing Partnership. As a result of the refinancing of debt, the Financing Partnership was liquidated effective August 17, 1995 and the assets it owned were transferred to its partners. The Company also controls the Realty Financing Partnership through its wholly owned subsidiary G&L Realty Financing II, Inc., a Delaware corporation, which is the sole general partner and 1% owner of the Realty Financing Partnership. The sole limited partner and 99% owner of the Realty Financing Partnership is the Operating Partnership. In May 1996 and in conjunction with a financing transaction, the Company transferred three buildings into a newly formed limited partnership, the Medical Partnership, a Delaware limited partnership. The sole limited partner and 99% owner of the Medical Partnership is the Operating Partnership. The Company controls the Medical Partnership through its wholly owned subsidiary G&L Medical, Inc., a Delaware corporation, which is the sole general partner and 1% owner of the Medical Partnership.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Business - The Company is a growth-oriented health care Real Estate Investment Trust ("REIT") and invests in health care properties and debt obligations secured by health care properties.

      Basis of Presentation - The accompanying pro forma condensed consolidated financial statements include the accounts of the Company. The interests in 435 North Roxbury Drive, Ltd. not owned by the Company have been reflected in minority interests. All significant intercompany accounts and transactions have been eliminated in consolidation.

     Certain information and footnote disclosures normally included in annual financial statements have been omitted. The Company believes that the disclosures included in these pro forma financial statements are adequate for a fair presentation and conform to reporting requirements established by the Securities and Exchange Commission (SEC). The pro forma condensed consolidated financial statements as presented herein should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company's annual report on Form 10-K for the year ended December 31, 1995 and Form 10-Q for the quarter ended June 30, 1996, as filed with the SEC.

     Per Share Data - Earnings per share are computed based upon the weighted average number of common shares outstanding during the period. The treasury stock method is used to determine the number of incremental common equivalent shares resulting from options granted under the incentive and non-qualified share options plans. The effect of such incremental common equivalent shares is considered to be non-dilutive.

3.   BUILDINGS AND IMPROVEMENTS

       Buildings and improvements consist of the following:

                                                              As Of June 30, 1996
                                                                  (Unaudited)
                                                As Previously      Pro Forma        Pro Forma
                                                   Stated         Adjustments       Statement
                                                ------------------------------------------------
        Buildings and improvements              $64,218,490       $15,260,500       $79,478,990
        Tenant improvements                       3,706,420           161,600         3,868,020
        Furniture, fixtures and equipment           309,665                             309,665
                                                -----------       -----------       -----------
                                                 68,234,575        15,422,100        83,656,675

        Less accumulated depreciation
            and amortization                     (9,274,945)                         (9,274,945)
                                                -----------       -----------       -----------
                Total                           $58,959,630       $15,422,100       $74,381,730
                                                ===========       ===========       ===========

     Rental property is recorded at cost less accumulated depreciation. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets, as follows:

                 Buildings and improvements.................  40 years
                 Tenant improvement.........................  Life of lease
                 Furniture, fixtures and equipment..........  5 years

     Expenditures for maintenance and repairs are charged to operations as incurred. Significant renovations and all costs directly related to acquisitions are capitalized.

4.   DEFERRED CHARGES AND OTHER ASSETS

       Deferred charges and other assets consist of the following:

                                                         As Of June 30, 1996
                                                            (Unaudited)
                                            As Previously    Pro Forma     Pro Forma
                                               Stated       Adjustments    Statement
                                            ------------------------------------------
       Loan fees                            $2,052,734      $  19,100      $2,071,834
       Pre-acquisition costs                   814,230       (775,200)         39,030
       Leasing commissions                     643,733          4,400         648,133
       Assets held for sale                  3,005,251                      3,005,251
       Prepaid expense and other assets        209,285                        209,285
                                            ----------      ---------      ----------
                                             6,725,233       (751,700)      5,973,533
       Less accumulated amortization          (641,148)                      (641,148)
                                            ----------      ---------      ----------
              Total                         $6,084,085      $(751,700)     $5,332,385
                                            ==========      =========      ==========

     Leasing commissions are amortized on a straight-line basis over the lives of the leases, which range typically from five to ten years. Deferred loan fees are amortized over the terms of the respective agreements.

5.   PRO FORMA ESTIMATES AND ASSUMPTIONS

     Depreciation and amortization - The expense amounts previously provided in the Company's financial statements included depreciation and amortization of rental property and other deferred expenses based upon costs associated with the previous ownership by G&L Realty Partnership, L.P. Such expense associated with the previous ownership has been eliminated in the pro forma adjustments. For purposes of presenting the pro-forma statements of operations, the following amounts have been included as pro forma adjustments to depreciation and amortization expense:

                                                                   Year Ended        Six Months Ended
                                             Cost Basis        December 31, 1995      June 30, 1996
                                            ---------------------------------------------------------
       Buildings and improvements            $15,260,500           $381,600             $190,800
       Tenant improvements                       161,600             32,300               16,200
       Loan fees                                  19,100              1,900                1,000
       Leasing commissions                         4,400                900                  500
                                                                   --------             --------
             Expense Totals                                        $416,700             $208,500
                                                                   ========             ========

     Interest - Interest expense associated with the previous $28.5 million mortgage loan has been eliminated. In conjunction with the August 30, 1996 reacquisition of the Property, the Company incurred $17 million in new debt. The following table represents the estimated interest costs associated with the additional debt:

                                                                  Year Ended         Six Months Ended
                                             Loan Amount       December 31, 1995       June 30, 1996
                                            ---------------------------------------------------------
       Fixed  rate debt - 8.495 percent      $15,200,000           $1,291,300           $645,700
       Variable rate debt - 8.0 percent        1,800,000              144,000             72,000
                                                                   ----------           --------
             Expense Totals                                        $1,435,300           $717,700
                                                                   ==========           ========

                                                     Page 14

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        G&L REALTY CORP.



Date:  November 1, 1996                 /s/ Quentin Thompson
                                        --------------------
                                        Quentin Thompson
                                        Chief Accounting Officer, Treasurer and
                                        Secretary

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